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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS FIRST-QUARTER

2023 FINANCIAL RESULTS

●
First-quarter 2023 net sales of $3.1 billion decreased 3.8% compared with first-quarter 2022;

internal sales
increased 6.3% in local currencies excluding sales of personal protective equipment (PPE) products and
COVID-19 test kits
●
First-quarter GAAP diluted EPS of $0.91 compared with first-quarter 2022

GAAP diluted EPS of $1.30
●
First-quarter non-GAAP diluted EPS of $1.21 compared

with first-quarter 2022 non-GAAP diluted EPS of
$1.44

●
Updating full-year 2023 non-GAAP diluted EPS guidance to $5.18 to $5.35, reflecting an estimated $0.05 to
$0.10 first year dilution from the Biotech Dental acquisition
MELVILLE, N.Y.,

May 9, 2023 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported financial results for the first quarter ended April 1, 2023.
“We are pleased to report solid financial results for the first quarter of 2023 that are in-line with the expectations we provided at the beginning of the year and reflect the good earnings momentum in our underlying core businesses.

Market
trends stayed consistent with those we discussed during the previous quarter’s conference call, and as anticipated, our results
continued to be impacted by decreased sales of PPE products and COVID-19 test kits. Excluding these product categories,
we achieved strong internal sales growth of 6.3% in local currencies.

Our financial results were also adversely impacted by
acquisition related expenses and foreign exchange,” said Stanley M. Bergman, Chairman of the Board and Chief Executive
Officer of Henry Schein. “We are executing well on our BOLD +1 Strategic Plan, and the underlying fundamentals of our core business remain solid.
“First quarter sales growth in our Dental business,

excluding PPE products,

reflects stable patient traffic.

Dental
merchandise sales were very good, and our dental equipment sales were solid. Traditional equipment sales grew well, while
digital equipment sales continued to decrease.

“Our Technology and Value

-Added Services business had an excellent quarter. Growth in North America continued
to be driven by Dentrix and Dentrix Ascend cloud-based solutions and customers upgraded

from our Easy Dental product.
International growth was supported by Dentally,

our cloud-based solution for outside the United States. We also saw growth with our revenue cycle management insurance claims product driven by the number of e-claims we processed and the
enhanced functionality of our electronic invoicing and reimbursement solutions.

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“Our Medical business achieved growth of approximately 4%,

excluding sales of PPE products and COVID-19 test
kits. We expect internal sales growth in our core Medical business to continue to grow, but at a slower pace than last year given the prior year comparison resulting from the significant growth we achieved last year,” concluded Mr. Bergman.
First-Quarter Financial Results
●
Total

net sales

for the quarter were $3.1 billion, a decrease of 3.8% compared with the first quarter of 2022. The
3.8% decrease included a 3.7%

decrease in local currencies excluding acquisitions,

1.4% growth from acquisitions
and a 1.5%

decrease related to foreign currency exchange
1
. Sales of PPE products and COVID-19 test kits in the first
quarter were $201 million, a decrease of $287 million versus the prior-year period. When excluding sales of PPE
products and COVID-19 test kits, first-quarter internal sales growth in local currencies was 6.3% compared with the
prior-year period.
● GAAP net income

for the quarter was $121 million, or $0.91 per diluted share, compared with first-quarter 2022
GAAP net income of $181 million, or $1.30 per diluted share.
● Non-GAAP net income

for the quarter was $161 million, or $1.21 per diluted share, compared with first-quarter
2022 non-GAAP net income of $200 million, or $1.44 per diluted share
2
. First-quarter 2023 non-GAAP diluted EPS
excludes restructuring expenses of $30 million, or $0.16 per diluted share,

and amortization expense of acquired
intangible assets of $30 million pre-tax, or $0.14 per diluted share, and was negatively impacted by:
●
an estimated decreased contribution of $0.24 per diluted share from sales of PPE products and COVID-19
test kits compared with the first quarter last year.

●
acquisition-related expense of $0.04 per diluted share, compared with the first quarter last year acquisition-
related expense of less than $0.01 per diluted share.
●
foreign currency exchange of approximately $0.02 per diluted share versus the first quarter last year.
● Global Dental sales
1

were $1.9 billion for the quarter, an increase of 3.8% compared with the prior-year period.
Internally generated sales increased 4.0% in local currencies and acquisitions contributed 2.3% growth. This growth
was offset by a 2.5% decrease related to foreign currency exchange. The 4.0%

internal sales increase in local
currencies reflects a 1.6%

increase in North America and 7.6% growth internationally.

● Global Dental consumable merchandise internal sales increased by 4.0% in local currencies. Excluding
sales of PPE products,

internal sales growth was 8.4% in local currencies.

● Global Dental equipment internal sales growth

was 3.9% in local currencies.
● Global Medical sales
1

were $1.0 billion for the quarter, a decrease of 17.2% compared with the prior-year period.
Internally generated sales decreased 17.1% in local currencies,

while foreign currency exchange resulted in a
decrease of 0.1%. Internal sales increased 4.2% in local currencies when excluding sales of PPE products and
COVID-19 test kits.
1
See Exhibit A for details of sales growth.
2
See Exhibit B for a reconciliation of GAAP net income and diluted

EPS to non-GAAP net income and diluted EPS.

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●
Global Technology and Value

-Added Services sales
1

were $191 million for the quarter, an increase of 6.8%
compared with the prior-year period,

driven by the strength of Henry Schein One.

This included 6.5% internal sales
growth in local currencies and 1.5% growth from acquisitions,

offset by a 1.2% decrease related to foreign currency
exchange.

Stock Repurchase Plan
During the first quarter of 2023, the Company repurchased approximately

1.2 million shares of its common stock at
an average price of $81.70 per share, for a total of $100 million. The impact of the repurchase of shares on first-quarter
diluted EPS was immaterial. At quarter-end, Henry Schein had approximately

$415 million authorized and available for
future stock repurchases.
2023 Financial Guidance
Guidance for 2023 is for current continuing operations as well as completed acquisitions and does not include the
impact of future share repurchases, announced or potential future acquisitions,

integration and restructuring expenses, and
excludes amortization expense of acquired intangible assets.

This guidance also assumes that foreign currency exchange rates remain generally consistent with current levels and that end markets remain consistent with current market conditions. While
the recently closed Biotech Dental acquisition is now reflected within our guidance, our recently announced acquisition of
S.I.N. Implant System is not.

●
2023 sales growth is expected to be approximately 1% to 3% over 2022,

unchanged from prior guidance.
●
2023 sales of PPE products are expected to decline about 20% to 25%,

unchanged from prior guidance.
●
2023 sales of COVID-19 test kits are now expected to decrease by approximately

65% to 70% from 2022 versus
prior guidance for a decrease of approximately 35% to 40%.
●
2023 non-GAAP operating margin is expected to be 10 to 15 basis points below 2022 non-GAAP operating margin
of 8.2%, largely a result of lower PPE products and COVID-19 test kit sales and profits, and acquisition-related
expenses. 2023 guidance reflects high single-digit to low double-digit growth in non-GAAP operating income over
2022 when excluding the contribution from PPE products and COVID-19 test kits,

and acquisition-related expenses.
●
2023 non-GAAP diluted EPS attributable to Henry Schein, Inc.:
●
is now expected to be $5.18 to $5.35, reflecting growth of -4%

to -1% compared with 2022 non-GAAP diluted
EPS of $5.38, which also excludes amortization expense of acquired intangible assets.
●
includes $0.05 to $0.10 dilution from the Biotech Dental acquisition, primarily due to non-cash acquisition
accounting adjustments for inventory and acquisition-related expenses.

●
the impact on 2023 non-GAAP diluted EPS from lower contributions to earnings from sales of PPE products and
COVID-19 test kits is estimated to be $0.35 to $0.40, unchanged from prior guidance.

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Adjustments to 2023 GAAP Diluted EPS
The Company is providing guidance for 2023 diluted EPS on a non-GAAP basis, as noted above.

The Company is
not providing a reconciliation of its 2023 non-GAAP guidance to the Company’s projected 2023 diluted EPS prepared on a
GAAP basis. This is because the Company is unable to provide without unreasonable effort an estimate of integration and
restructuring costs related to an ongoing initiative to drive operating efficiencies,

including the corresponding tax effect that
will be included in the Company’s 2023 diluted EPS prepared on a GAAP basis. The inability to provide this reconciliation is
due to the uncertainty and inherent difficulty of predicting the occurrence, magnitude,

financial impact and timing of related
costs.
Management does not believe these items are representative of the Company’s underlying business performance.

For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be
material to future results.

First-Quarter 2023 Conference Call Webcast
The Company will hold a conference call to discuss first-quarter 2023 financial results today, beginning at 10:00 a.m.
Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
www.henryschein.com/IRwebcasts.

In addition, a replay will be available beginning shortly

after the call has ended for a
period of one week.

The Company will be posting slides that provide a summary of its first-quarter

2023

financial results on its website at
https://www.henryschein.com/us-en/Corporate/investor-presentations.aspx

About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With more than 22,000 Team

Schein Members worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology, and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our distribution centers.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 32 countries and territories. The Company's sales reached $12.6 billion in 2022, and
have grown at a compound annual rate of approximately 12.1 percent since Henry

Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,

and Twitter.com/HenrySchein

.

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Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities

Litigation Reform Act of 1995, we provide
the following cautionary remarks regarding important factors that,

among others, could cause future results to differ
materially from the forward-looking statements, expectations and assumptions expressed or implied herein.

All forward-
looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance.

These
forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual
results, performance and achievements or industry results to be materially different from any future results, performance or
achievements expressed or implied by such forward-looking statements. These statements include EPS guidance and are
generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,”
“project,” “anticipate,” “to be,” “to make” or other comparable terms. A fuller discussion of our operations, financial
condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in
documents we have filed with the United States Securities and Exchange

Commission, or SEC, including our Annual Report
on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in
detail important risk factors that could cause our actual performance to differ materially from current expectations. Forward
looking statements include the overall impact of the Novel Coronavirus Disease

2019 (COVID-19) on the Company, its
results of operations, liquidity and financial condition (including any estimates of the impact on these items), the rate and
consistency with which dental and other practices resume or maintain normal operations in the United States and
internationally, expectations regarding personal protective equipment (“PPE”) products and COVID-19 related product sales
and inventory levels, whether additional resurgences or variants of the virus will adversely impact the resumption of normal
operations, whether supply chain disruptions will adversely impact our business, the impact of integration and restructuring
programs as well as of any future acquisitions, general economic conditions including exchange rates, inflation and recession,
and more generally current expectations regarding performance in current and future periods.

Forward looking statements
also include the (i) ability of the Company to have continued access to a variety of COVID-19 test types, and expectations
regarding COVID-19 test sales, demand and inventory levels, and

(ii) potential for the Company to distribute the COVID-19
vaccines and ancillary supplies.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results
include, but are not limited to: risks associated with COVID-19 and any variants thereof, as well as other disease outbreaks, epidemics, pandemics, or similar wide-spread public health concerns and other natural disasters; our dependence on third
parties for the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new
products (particularly technology products) and technologies that achieve market acceptance with acceptable margins;
transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve
anticipated synergies/benefits; legal, regulatory, compliance, cybersecurity, financial and tax risks associated with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party
acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate
brand products; effects of a highly competitive (including, without limitation, competition from third-party online commerce
sites) and consolidating market; the repeal or judicial prohibition on implementation of the Affordable Care Act; changes in
the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in
shipping costs for our products or other service issues with our third-party shippers;

general global and domestic
macroeconomic and political conditions, including inflation, deflation,

recession, fluctuations in energy pricing and the value
of the U.S. dollar as compared to foreign currencies and changes to other economic indicators, international trade agreements,
potential trade barriers and terrorism; failure to comply with existing and future regulatory requirements; risks associated
with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other
laws and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of
sensitive personal information or standards in electronic health records or transmissions; changes in tax legislation; risks
related to product liability, intellectual property and other claims; litigation risks; new or unanticipated litigation developments and the status of litigation matters; risks associated with customs policies or legislative import restrictions;
cyberattacks or other privacy or data security breaches; risks associated with our global operations; our dependence on our
senior management, employee hiring and retention, and our relationships with customers, suppliers and manufacturers; and
disruptions in financial markets.

The order in which these factors appear should not be construed to indicate their relative
importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.

Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual
results. We undertake no duty and have no obligation to update forward-looking statements except as required by law.

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Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated
Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial
measures adjust the Company’s actual results prepared under GAAP to exclude certain items. In the schedules attached to the
press release, the non-GAAP measures have been reconciled to and should be considered together with the Consolidated
Statements of Income. Management believes that non-GAAP

financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where
certain items may vary independent of business performance and allow for greater transparency with respect to key metrics
used by management in operating our business. These non-GAAP financial measures are presented solely for informational
and comparative purposes and should not be regarded as a replacement for corresponding,

similarly captioned, GAAP
measures.
CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500

Media
Ann Marie Gothard
Vice President, Global Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF INCOME
(in millions,

except share and per share data)
(unaudited)
Three Months Ended
April 1, March 26,
2023 2022
Net sales

$ 3,060 $ 3,179
Cost of sales

2,094 2,206
Gross profit

966 973
Operating expenses:
Selling, general and administrative

717 682
Depreciation and amortization 44 47
Restructuring costs 30 -
Operating income 175 244
Other income (expense):
Interest income

3 2
Interest expense

(14) (7)
Other, net

(1) -
Income before taxes, equity in earnings of affiliates and noncontrolling interests 163 239
Income taxes (39) (57)
Equity in earnings of affiliates

4 4
Net income 128 186
Less: Net income attributable to noncontrolling interests

(7) (5)
Net income attributable to Henry Schein, Inc. $ 121 $ 181
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 0.92 $ 1.31
Diluted

$ 0.91 $ 1.30
Weighted-average common

shares outstanding:
Basic

131,365,789 137,296,581
Diluted

133,039,886 139,237,472

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

BALANCE SHEETS
(in millions, except share data)
April 1, December 31,
2023 2022
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents

$ 126 $ 117
Accounts receivable, net of allowance for credit losses of $65 and $65 1,470 1,442
Inventories, net 1,918 1,963
Prepaid expenses and other

438 466
Total current assets

3,952 3,988
Property and equipment, net

396 383
Operating lease right-of-use assets 280 284
Goodwill

2,917 2,893
Other intangibles, net

548 587
Investments and other 479 472
Total assets

$ 8,572 $ 8,607
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 855 $ 1,004
Bank credit lines

236 103
Current maturities of long-term debt

55 6
Operating lease liabilities 73 73
Accrued expenses:
Payroll and related

231 314
Taxes

156 132
Other

566 592
Total current liabilities

2,172 2,224
Long-term debt

1,021 1,040
Deferred income taxes

40 36
Operating lease liabilities 274 275
Other liabilities

368 361
Total liabilities

3,875 3,936
Redeemable noncontrolling interests

570 576
Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
131,196,783 outstanding on April 01, 2023 and
131,792,817 outstanding on December 31, 2022 1 1
Additional paid-in capital - -
Retained earnings

3,684 3,678
Accumulated other comprehensive loss

(213) (233)
Total Henry Schein, Inc. stockholders' equity 3,472 3,446
Noncontrolling interests 655 649
Total stockholders' equity

4,127 4,095
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 8,572 $ 8,607

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF CASH FLOWS
(in millions)

(unaudited)
Three Months Ended
April 1, March 26,
2023 2022
Cash flows from operating activities:
Net income $ 128 $ 186
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization

52 55
Non-cash restructuring charges 7 -
Stock-based compensation expense 10 12
Provision for losses on trade and other accounts receivable

1 1
Provision for (benefit from) deferred income taxes 2 (3)
Equity in earnings of affiliates (4) (4)
Distributions from equity affiliates

2 4
Changes in unrecognized tax benefits 1 4
Other

(1) (7)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable

(20) 16
Inventories

63 (9)
Other current assets

29 26
Accounts payable and accrued expenses

(243) (188)
Net cash provided by operating activities 27 93
Cash flows from investing activities:
Purchases of fixed assets

(31) (19)
Payments related to equity investments and business acquisitions, net of cash acquired

(1) (5)
Proceeds from loan to affiliate 2 4
Other

(9) (7)
Net cash used in investing activities

(39) (27)
Cash flows from financing activities:
Net change in bank borrowings

132 30
Proceeds from issuance of long-term debt

31 -
Principal payments for long-term debt

(1) (53)
Proceeds from issuance of stock upon exercise of stock options

1 2
Payments for repurchases and retirement of common stock

(100) -
Payments for taxes related to shares withheld for employee taxes (30) (26)
Distributions to noncontrolling shareholders (4) (5)
Acquisitions of noncontrolling interests in subsidiaries

(8) (10)
Net cash provided by (used in) financing activities 21 (62)
Effect of exchange rate changes on cash and cash equivalents - 4
Net change in cash and cash equivalents 9 8
Cash and cash equivalents, beginning of period

117 118
Cash and cash equivalents, end of period

$ 126 $ 126

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Exhibit A - First Quarter Sales
Henry Schein, Inc.
2023 First Quarter
Sales Summary
(in millions)
(unaudited)
Q1 2023 over Q1 2022
Local Currency Growth
Global Q1 2023 Q1 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 1,487 $ 1,428 4.0% 2.5% 6.5% -2.4% 4.1%
Dental Equipment 411 400 3.9% 1.5% 5.4% -2.6% 2.8%
Total Dental 1,898 1,828 4.0% 2.3% 6.3% -2.5% 3.8%
Medical 971 1,172 -17.1% 0.0% -17.1% -0.1% -17.2%
Total Health Care Distribution 2,869 3,000 -4.3% 1.4% -2.9% -1.5% -4.4%
Technology and Value

-Added Services
191 179 6.5% 1.5% 8.0% -1.2% 6.8%
Total Global $ 3,060 $ 3,179 -3.7% 1.4% -2.3% -1.5% -3.8%
Local Currency Growth
North America Q1 2023 Q1 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 896 $ 868 1.3% 2.5% 3.8% -0.5% 3.3%
Dental Equipment 248 237 2.6% 2.5% 5.1% -0.9% 4.2%
Total Dental 1,144 1,105 1.6% 2.5% 4.1% -0.6% 3.5%
Medical 951 1,150 -17.3% 0.0% -17.3% 0.0% -17.3%
Total Health Care Distribution 2,095 2,255 -8.1% 1.3% -6.8% -0.3% -7.1%
Technology and Value

-Added Services
166 156 5.4% 1.8% 7.2% -0.1% 7.1%
Total North America $ 2,261 $ 2,411 -7.2% 1.3% -5.9% -0.3% -6.2%
Local Currency Growth
International Q1 2023 Q1 2022
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 591 $ 560 8.1% 2.6% 10.7% -5.2% 5.5%
Dental Equipment 163 163 5.8% 0.0% 5.8% -5.2% 0.6%
Total Dental 754 723 7.6% 2.0% 9.6% -5.2% 4.4%
Medical 20 22 -6.3% 0.0% -6.3% -5.3% -11.6%
Total Health Care Distribution 774 745 7.2% 1.9% 9.1% -5.2% 3.9%
Technology and Value

-Added Services
25 23 13.5% 0.0% 13.5% -8.4% 5.1%
Total International $ 799 $ 768 7.4% 1.8% 9.2% -5.2% 4.0%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

###
Exhibit B
Henry Schein, Inc.
2023 First Quarter
Reconciliation of reported GAAP net income and diluted EPS attributable to

Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein,

Inc.
(in millions, except per share data)
(unaudited)
First Quarter
%
2023 2022 Growth
Net income attributable to Henry Schein, Inc. $ 121 $ 181 (32.8) %
Diluted EPS attributable to Henry Schein, Inc. $ 0.91 $ 1.30 (30.0) %
Non-GAAP Adjustments
Restructuring costs, net of tax (1) $ 21 $ -
Acquisition intangible amortization, net of tax (2) 19 20
Non-GAAP adjustments to net income $ 40 $ 20
Non-GAAP adjustments to diluted EPS $ 0.30 $ 0.14
Non-GAAP net income attributable to Henry Schein, Inc. $ 161 $ 200 (19.6) %
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.21 $ 1.44 (16.0) %
Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Net income growth rates are

based on actual values and may not
recalculate due to rounding.

Amounts may not sum due to rounding.
(1)

Restructuring Costs
The following table presents details of our restructuring costs:
First Quarter
2023 2022
Restructuring costs - pre-tax, as reported $ 30 $ -
Income tax benefit (8) -
Amount attributable to noncontrolling interests (1) -
Restructuring costs, net 21 -
Q1 2023 restructuring costs primarily consisted of employee severance and costs related to the exit of facilities.
(2)

Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
First Quarter
2023 2022
Acquisition intangible amortization - pre-tax, as reported $ 30 $ 32
Income tax benefit (7) (8)
Amount attributable to noncontrolling interests (4) (4)
Acquisition intangible amortization, net 19 20